1 Mining Opportunities Bennett K. Hatfield President and CEO October 2, 2007 Davenport Metals & Mining Symposium Exhibit 99.1

Mining Opportunities
Statements that are not historical fact are forward-looking statements and may involve a number of risks and uncertainties.
We have used the words “anticipate” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, in this presentation to identify forward-looking statements.
These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual
results to differ materially from our forward-looking statements:   market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage;
our production capabilities; the ongoing integration of Anker and CoalQuest into our business; the consummation of financing, acquisition or disposition transactions and the effect thereof on our business; our plans and objectives for future operations and expansion or consolidation; our ability to obtain permits; our relationships with, and other conditions affecting, our customers; the availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; risks in coal mining; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; competition; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements; the impairment of the value of our goodwill; the ongoing effects of the Sago mine explosion; and our liquidity, results of operations and financial condition;
the adequacy and sufficiency of our internal controls and legal and administrative proceedings, settlements, investigations and claim.
You should keep in mind that any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. See also the “Risk Factors” of our 2006 Annual Report on Form 10-K and in our subsequent filings on
Form 10-Q, all of which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this presentation might not occur.
Forward-Looking Statements

3 Mining Opportunities Company Overview

Mining Opportunities
Prominent position in 3 of the 4 largest coal producing regions in the U.S.
Large reserve base of 958 million tons is 69% owned and provides attractive internal expansion opportunities
Selective production growth strategy targets metallurgical and high quality steam markets for enhanced margins
Productive, 100% union free workforce
Strong balance sheet with low level of long-term legacy liabilities
Investment grade customer base extends across diverse market regions
Experienced management team
Favorable long-term coal industry fundamentals
Key ICG Highlights

Mining Opportunities
Summary Statistics
Market capitalization
2
: $679 million
Coal Reserves: 958 million tons
Reserve life: Approximately 55 years
Employees: 2200
2007E
1
tons sold: 19–20 million
2007E
1
tons produced: 17–18 million
Notes:
1   Per management guidance as of April 25, 2007
2   Market capitalization is based on 152.9 million shares outstanding and a stock price of $4.44 as of Sept. 28, 2007
Leading Appalachian coal producer formed in May 2004 by an investor group led by Wilbur Ross
October 2004 – acquired 5 major mining complexes and substantial coal reserves through the bankruptcy sale of Horizon assets
November 2005 – completed stock acquisition of Anker and CoalQuest which added 5 mining complexes and boosted reserves by nearly 75%
November 2005 – began trading on NYSE under symbol ICO
December 2005 – completed $231 million equity offering
June 2006 – completed $175 mm senior notes offering and credit facility
July/August 2007 – completed $225 mm convertible senior notes offering
International Coal Group Overview

Mining Opportunities
12 active mining complexes - 7 in Central Appalachia, 4 in Northern
Appalachia and 1 in Illinois Basin
3 mine complexes (Raven, Philippi/Sentinel and Beckley) opened within last 12 months; Tygart #1 to open by mid-2009
Other additional projects are in planning stages, but development is contingent upon securing favorable market commitments
Current and Future Operations
Illinois
Illinois
Kentucky
Ohio
Beckley
West
Virginia
Virginia
MD
East Kentucky
Flint Ridge
Hazard
Knott County
Raven
Eastern
Buckhannon
Philippi
Tygart Valley #1
Vindex
Patriot
Jennie Creek
Current Operations Future Operations

Mining Opportunities
ICG controls 958 million tons of high-quality coal reserves that are primarily high BTU, low sulfur steam and metallurgical quality coal
54% of Appalachian region reserves are metallurgical quality
High Caliber Reserve Base
CAPP, 223 million tons
NAPP, 355 million tons
Illinois Basin,
380 million tons
40%
23%
37%

Mining Opportunities
Total Reserve Profile: Owned vs. Leased
69%
31%
Leased
294 million tons
ICG ownership is largest % among publicly traded peers
Peer group median ownership is less than 30%
Owned
664 million tons

Mining Opportunities
Projected Production
Note:
1    2005 pro forma for acquisition of Anker / CoalQuest
2    Per management guidance as of April 25, 2007
8
10
12
14
16
18
20
22
24
26
2005 2006 2007
16.5
14.9
17-18
1 2
Production Outlook – Selective Growth
CAPP 66% 68% 67%
NAPP 19% 19% 21%
ILB 15% 13% 12%
Production by Region
Target projects that create high
margin production
Rationalize marginal mines
Key focus: increase met tons
Three mine complexes brought
on line in past 12 months
Added 4.1 mm annual tons
production capacity
4
th
planned for 2009

Mining Opportunities
Began shipments in October,
2006
Operating 2 sections
1.2 million tons/year of high
quality utility coal
Full production expected by
December, 2007
Targeting Southeastern utility
market
Raven Complex (Kite, KY)

Mining Opportunities
Resumed production in
November 2006 after 8 month
construction outage
2 of 3 planned sections are
now in operation
1.5 million tons/year of high
quality utility/high vol met
coal
Full production expected by
first quarter, 2008
Philippi-Sentinel Mine (Philippi, WV)

Mining Opportunities
Production commenced
September 2007
Only one of 3 planned
sections now producing
1.4 million tons/year of low
vol met coal
Full production expected by
mid-2008
30 to 50% of production will
likely go to export market
Beckley Complex (Eccles, WV)

Mining Opportunities
Site development – 2007
Major construction of shafts
and slope – 2008
Planned production start-up
in mid-2009
3.5 million tons/year of high
vol utility/met coal
Underground longwall mine
Tygart #1 Complex (Taylor County, WV)

14 Mining Opportunities 2.4 1.9 0.5 0.1 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2006 2007 2008 2009 Increasing Metallurgical Coal Production

Mining Opportunities
Projected Sales
19-20                 19-21                  na
(mm tons)
Committed Tonnage
Strong committed sales level
for 2008-09, yet substantial
room for upside from market
improvement
2
Note:
1 Committed tonnages for 2008-2009 are approximations as of 10/01/07
2 Per management guidance as of April 25, 2007
Favorable Sales Position
99
69
47
5
11
1
26
42
0
20
40
60
80
100
2007 2008 2009
Uncommitted
Committed (subject to re-openers)
Committed
1
1

Mining Opportunities
100 100
97
92
87
61
60
56
3
8
13
39
40
44
0
20
40
60
80
100
ICG James
River
Massey Alpha Arch Peabody Foundation Consol
Non-Union Union
Workforce Composition
Largest completely non-union coal company in the U.S.
Many peers are vulnerable to substantial cost increases due to
United Mine Workers of America (UMWA) contract renewals
Productive, Non-Union Workforce

Consol
Peabody
Foundation
Massey
Arch
ICG
Alpha
James River

Mining Opportunities
3,574
2,455
764
382
320
141 137
123
Reclamation
66%
Rockefeller
4%
Workers
Comp
2%
FAS 106
13%
Black lung
15%
Source: Company Reports as of 12/31/06
ICG Legacy Liabilities
Total:  $141mm
Total Legacy Liabilities
Notes:
1 Legacy liabilities include Post Retirement Benefits, Black Lung liabilities,
Reclamation liabilities, Workers Compensation and Coal Act Liabilities
($ in millions)
Low Legacy Liabilities
1

Mining Opportunities
The members of ICG’s senior management team have broad industry work experience
Position
Years in
Industry Prior Employer
Ben Hatfield President and CEO 27 Arch
Scott Perkins Senior Vice President,
KY and Illinois Operations
30 Horizon
Sam Kitts Senior Vice President,
WV and MD Operations
19 Alpha
Roger Nicholson Senior Vice President,
General Counsel & Secretary
21 Jackson Kelly
Mike Hardesty Senior Vice President,
Sales & Marketing
24 Arch
Gene Kitts Senior Vice President,
Mining Services
30 Arch
Brad Harris Senior Vice President and
Chief Financial Officer
1 GMH Communities
Trust
Charles Snavely Vice President,
Planning and Acquisitions
28 James River
Experienced Management Team

19 Mining Opportunities Update on Financial Matters

Mining Opportunities
Key components of the 2007 transition
– Complete ramp-up of strategic development projects representing 4.1 million annual tons of new production for 2008 and beyond.
• Key focus is on high-margin met coal projects
• Secure margins on new production to replace approximately $30 million in 2006 income from expired brokered coal contracts
– Focus management efforts and capex on strengthening operating performance
– Concurrently reduce exposure to marginal mines
Investment strategy is unchanged: Maintain a
conservative capital structure and flexible balance sheet
to support growth initiatives and possible acquisitions
ICG Is Navigating a Critical Transition in 2007

Mining Opportunities
Denmark Property Sale
Undeveloped Southern Illinois property sold to Arch Coal in
transaction closed on September 28
– ICG estimates coal reserves at 117 million tons
– Arch believes the property could yield as much as 157 million tons with the mining methods and market strategy it expects to employ
Consideration of $39 million cash plus $4 million in future royalties
Win-win for both companies
Reserves not part of ICG’s near-term business plan
– Current focus is on expanding production at ICG Illinois Viper Mine
– ICG still controls over 350 million tons of undeveloped Illinois reserves that can be developed if market conditions warrant

Mining Opportunities
During July & August, ICG completed private placement of $225 million in 9% Convertible Senior Notes due 2012
– $195.0 million senior notes offering closed on July 31
– Additional $30.0 million over-allotment exercised Aug. 28
– Simultaneously reduced senior line of credit by $225 million
Portion of net proceeds used to repay $25.0 million bridge loan and $65.0 million outstanding under senior credit facility
Remainder of net proceeds to fund working capital, capital
expenditures, and for general corporate purposes
The company now expects to have sufficient liquidity to execute its business plan and capital program through 2008 and beyond.
Financing Developments

Mining Opportunities
During 2007-2008, $319 million in planned capex will be focused on projects that offer the greatest return
Priority development projects are Raven, Sentinel-Clarion and
Beckley.  The Tygart #1 project is expected to begin major
construction in 2008 with production start-up in mid-2009
Capital Expenditures ($mm)
Total             $116                                  $196  $177                              $142
Capital Expenditures
60%
60%
55%
55%
45%
45%
40%
40%
0
50
100
150
200
250
2005 2006 2007 2008
Maintenance Growth

24 Mining Opportunities Update on Coal Market

Mining Opportunities
2007 Trends Indicate Strengthening Market
Utility demand is rising
– Electric generation up 2.5% YTD vs. 2006 (EEI)
– EIA forecasts coal demand to be up 16mm tons in 2007 and 1mm in 2008
1
Coal production continues to decline
– YTD 2007 is 14.0mm tons lower than 2006
2
– Full year production projected to be 28mm tons (2.5%) below 2006
Import / Export outlook is increasingly favorable
– Imports projected lower by 2.1mm tons at year end
– Exports to increase by 4.5mm tons at year end
– Tightening international supply has created tremendous price momentum
• Prices are up by +25% during March-Sept 2007
Substantial price improvement expected as supply &
demand correction becomes apparent
Note 1:  Per EIA Short-term energy outlook 09/11/2007
Note 2:  Per EIA Weekly Report on US Coal Production
1
1

30-Dec-05
30-Jan-06
28-Feb-06
31-Mar-06
28-Apr-06
31-May-06
30-Jun-06
31-Jul-06
31-Aug-06
29-Sep-06
31-Oct-06
30-Nov-06
31-Dec-06
31-Jan-07
28-Feb-07
30-Mar-07
30-Apr-07
31-May-07
30-Jun-07
31-Jul-07
31-Aug-07
26-Sep-07
28-Sep-07

Mining Opportunities
Prompt Month Spot Prices
End of Month Values per United
$34.00
$36.00
$38.00
$40.00
$42.00
$44.00
$46.00
$48.00
$50.00
$52.00
$54.00
$56.00
$58.00
$60.00
CSX 12500 1.6#
Pitt 8 13000 3.4#
Prompt Market is Rebounding

Mining Opportunities
$35.00
$38.00
$41.00
$44.00
$47.00
$50.00
$53.00
$56.00
$59.00
CAPP 12500 <1% Forward Prices
31-Jan-06
$57.50 $55.50 $54.75 $54.00
30-Sep-06
$47.85 $48.75 $49.50 $50.25
31-Dec-06
$41.25 $44.50 $45.50 $46.50
31-Jan-07
$37.00 $40.25 $42.75 $44.00
31-Jul-07
$43.25 $46.50 $49.35 $51.10
28-Sep-07
$46.00 $50.25 $52.00 $53.50
2007 2008 2009 2010
Long Term Prices Also Trending Up

28 Mining Opportunities Outlook for Coal Going Forward

Mining Opportunities
US DOE forecast
*
predicts electricity demand growth of 41% from 2007 to
2030, with coal’s portion increasing from 50% to 57%
– Nuclear provides about 20% of electricity today, but maintaining that level requires building 35-40 new plants within 20 years – an unlikely pace
– Natural gas fuels about 19% of electricity today, but growth faces challenges of price volatility, supply uncertainty, & cost that is over 2X coal
– Hence, coal will continue to be the mainstay for US electricity generation
Additional long-term demand will come from emerging markets for coal conversion technologies (liquefaction & gasification)
Heavily politicized climate change debate must eventually be balanced with economic reality
– There is no viable replacement for coal that doesn’t force an untenable increase in energy cost and decrease in availability
– Anticipate a compromise that advances research and technological solutions, but stops short of near term punitive restrictions that burden the US economy
Long-Term Fundamentals Remain Favorable
(*) Per EIA Long-term Energy Outlook February 2007

Mining Opportunities
Continued growth in coal demand to supply US energy needs
Build-out of scrubbers by Eastern utilities will generally favor
Appalachian region coals over Powder River Basin
– Higher Btu and lower transportation cost will be key economic advantages
– Depletion of CAPP reserves should keep Eastern supply tight & pricing firm; larger reserve holders will be well-positioned
Substantial increase in producer market discipline
– Transparency associated with publicly traded producers will encourage closer management of production/supply
– More cautious investment in future mine expansion projects
Overall strengthening of industry through consolidation and
attrition as marginal mines and operators exit the business
General Outlook for the US Coal Industry

31 Mining Opportunities Thank You!